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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)      July 28, 1998
                                                    ---------------





                         NAVIGANT INTERNATIONAL, INC.
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            (Exact name of registrant as specified in its charter)




          DELAWARE                       000-24387                52-2080967
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)


      84 INVERNESS CIRCLE EAST
        ENGLEWOOD, COLORADO                                             80112
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number:  (303) 706-0800
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Former name or former address, if changed since last report:    Not Applicable
                                                                --------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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(c)   Exhibits

2.1 Stock Purchase Agreement dated July 28, 1998 by and among Navigant International, Inc., Professional Travel Corporation Arrington Travel Center, Inc. and Michael B. Arrington listed as Exhibit 10.1 in the Registrant's Form 8-K filed with the Commission on July 28, 1998 is incorporated by reference and accordingly, as permitted by Rule 601(b)(2) of Regulation S-K, the Schedules to Exhibit 2.1, which have been deemed not to be material, are not filed herein. The Registrant agrees to furnish supplementally a copy of the Schedules to Exhibit
          2.1 to the Commission upon request.


     SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Date:  August 20, 1998.


                                               NAVIGANT INTERNATIONAL, INC.
                                               a Delaware corporation
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                             BY:     /s/ Robert C. Griffith
                                ----------------------------
                                Name:  Robert C. Griffith
                                Title: Chief Financial Officer and Treasurer
                                       (Principal Financial and Accounting
                                       Officer)